PRUDENTIAL INVESTMENT PORTFOLIOS 2

PRUDENTIAL JENNISON 20/20 FOCUS FUND

PRUDENTIAL INVESTMENT PORTFOLIOS 3

PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 14

PRUDENTIAL INVESTMENT PORTFOLIOS 12

PRUDENTIAL INVESTMENT PORTFOLIOS 4

PRUDENTIAL INVESTMENT PORTFOLIOS 5

TARGET ASSET ALLOCATION FUNDS

PRUDENTIAL MONEYMART ASSETS, INC.

PRUDENTIAL INVESTMENT PORTFOLIOS 6

PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL NATIONAL MUNI FUND, INC.

PRUDENTIAL JENNISON BLEND FUND, INC.

PRUDENTIAL JENNISON MID-CAP GROWTH FUND, INC.

PRUDENTIAL INVESTMENT PORTFOLIOS 7

PRUDENTIAL INVESTMENT PORTFOLIOS 8

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

PRUDENTIAL JENNISON SMALL COMPANY FUND, INC.

PRUDENTIAL INVESTMENT PORTFOLIOS 9

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

PRUDENTIAL WORLD FUND, INC.
PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 10
PRUDENTIAL JENNISON NATURAL RESOURCES FUND, INC.
PRUDENTIAL TOTAL RETURN BOND FUND, INC.

PRUDENTIAL SECTOR FUNDS, INC.

PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

_____________________________________________

Supplement dated June 14, 2012

to the current

Prospectus and Statement of Additional Information of each of the Funds named above

This supplement amends each Fund’s Prospectus and Statement of Additional Information and is in addition to any existing supplement to each Fund’s Prospectus and Statement of Additional Information (“SAI”).

Effective on or about November 16, 2012, the account maintenance fee will now apply to shareholders with an account balance less than $10,000. While certain accounts may qualify for an exclusion to the fee, any shareholder may have the fee waived by enrolling in e-Delivery through Prudential Online® Account Access and electing to receive account statements, transaction confirmations, prospectuses, and fund shareholder reports electronically rather than by mail.

To reflect these changes, the following changes are made to each Fund’s Prospectus and SAI:

Prospectus

1.	In the section “How to Buy, Sell and Exchange Fund Shares – How to Buy Shares -- Share Class Comparison,” the second note to the Share Class Comparison Table is deleted and replaced with the following:

° If the value of your Class A, Class B, or Class C account, as applicable, with PMFS is less than $10,000, the Fund will deduct a $15 annual account maintenance fee (“account maintenance fee”) from your account. The account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the account maintenance fee will be waived. The account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) accounts which are authorized for electronic delivery of account statements, transaction confirmations, prospectuses, and fund shareholder reports; (iii) omnibus accounts or other accounts for which a broker or other financial intermediary provides recordkeeping, (iv) institutional accounts, (v) group retirement plans, (vi) AIP accounts or employee savings plan accounts, (vii) accounts with the same registration associated with multiple share classes within the Fund, provided that the aggregate value of share classes with the same registration within the Fund is $10,000 or more; or (viii) clients with $50,000 or more across the Prudential Investments family of mutual funds. For more information, see “Purchase, Redemption and Pricing of Fund Shares— Account Maintenance Fee” in the SAI.

2.	In the section “How to Buy, Sell and Exchange Fund Shares – How to Sell Your Shares,” the paragraph captioned “Small Account Maintenance Fee” is deleted and replaced with the following:

Account Maintenance Fee. If the value of your account with PMFS is less than $10,000, with certain exclusions, a $15 annual account maintenance fee will be deducted from your account during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the account maintenance fee will be waived. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee” in the SAI.

Statement of Additional Information

1.	In the section “Purchase, Redemption and Pricing of Fund Shares” in Part II of the SAI, the paragraph captioned “Small Account Maintenance Fee” is deleted and replaced with the following:

ACCOUNT MAINTENANCE FEE. In order to offset the disproportionate effect (in basis points) of expenses associated with servicing lower balance accounts, if the value of your account with PMFS is less than $10,000, a $15 annual account maintenance fee (“account maintenance fee”) will be deducted from your account. The account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the account maintenance fee will be waived. The account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) accounts for which you have elected to receive your account statements, transaction confirmations, prospectuses, and fund shareholder reports electronically rather than by mail; (iii) omnibus accounts or other accounts for which the dealer is responsible for recordkeeping, (iv) institutional accounts, (v) group retirement plans (including SIMPLE IRA plans, profit-sharing plans, money purchase pension plans, Keogh plans, defined compensation plans, defined benefit plans and 401(k) plans), (vi) AIP accounts or employee savings plan accounts, (vii) accounts with the same registration associated with multiple share classes within the Fund, provided that the aggregate value of share classes with the same registration within the Fund is $10,000 or more, or (viii) clients with assets of $50,000 or more across the Prudential Investments family of mutual funds. “Client” for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors or other financial intermediary.

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